Exhibit 10.1

GUARANTOR CONSENT AND REAFFIRMATION

February 13, 2013

Reference is made to the Second Amended and Restated Interim Loan Agreement, dated as of February 13, 2013, among Constellation Brands, Inc., as Borrower, the Lenders party thereto, Bank of America, N.A., as Administrative Agent, and the other parties thereto (as amended, amended and restated, extended, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used but not otherwise defined in this Guarantor Consent and Reaffirmation (this “Consent”) are used with the meanings attributed thereto in the Credit Agreement.

Each Guarantor hereby consents to the execution, delivery and performance of the Credit Agreement and agrees that each reference to the Original Interim Loan Agreement and First A&R Interim Loan Agreement in the Loan Documents shall, on and after the date hereof, be deemed to be a reference to the Credit Agreement.

Each Guarantor hereby acknowledges and agrees that, after giving effect to the Credit Agreement, all of its respective obligations and liabilities under the Loan Documents to which it is a party, as such obligations and liabilities have been amended by the Credit Agreement, are reaffirmed, and remain in full force and effect.

Nothing in this Consent shall create or otherwise give rise to any right to consent on the part of the Guarantors to the extent not required by the express terms of the Loan Documents.

This Consent is a Loan Document and shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

IN WITNESS WHEREOF, the parties hereto have duly executed this Consent as of the date first set forth above.

ALCOFI INC.
CONSTELLATION BRANDS SMO, LLC
CONSTELLATION BRANDS U.S. OPERATIONS, INC.
CONSTELLATION LEASING, LLC
CONSTELLATION TRADING COMPANY, INC.
FRANCISCAN VINEYARDS, INC.
ROBERT MONDAVI INVESTMENTS
THE HOGUE CELLARS, LTD.

By:	/s/ David E. Klein
Name: David E. Klein
Title: Vice President and Assistant Treasurer

CONSTELLATION BEERS LTD.
CONSTELLATION SERVICES LLC

By:	/s/ David E. Klein
Name: David E. Klein
Title: Vice President and Treasurer

[Signature Page to Guarantor Consent and Reaffirmation]